SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 17, 2004

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place Santa Ana, CA 92799-5125 (Address, including zip code of Registrant’s principal executive offices) Registrant’s telephone number, including area code: (714) 566-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

            The Ingram Micro Benefits Administrative Committee, as administrator of the Ingram Micro 401(k) Investment Savings Plan (the “401(k) Plan”), has engaged BDO Seidman, LLP (“BDO Seidman”) as the 401(k) Plan’s independent auditors of record. BDO Seidman is auditing the 401(k) Plan’s 2003 financial statements and an amended Form 11-K for the Plan’s 2003 plan year will be filed upon completion of the audit and issuance of the related audit report to audit the plan year ending December 31, 2003.

            Prior to engaging BDO Seidman, the 401(k) Plan had not consulted BDO Seidman regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Thomas A. Madden

Name:	Thomas A. Madden
Title:	Executive Vice President and Chief Financial Officer

Date:   September 17, 2004